                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                      Case No. 03-51775  msj, 03-51776 msj,
       Diamond Multimedia Systems, Inc     03-51777 msj, 03-51778

       ReplayTV, Inc                      CHAPTER 11
       Sensory Science Corporation        MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Nov-05                                PETITION DATE: 03/21/03

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
    Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                                END OF CURRENT                      AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                                   MONTH       END OF PRIOR MONTH       FILING
                                                                                --------------  ------------------  --------------
    a.  Current Assets                                                          $   77,696,215  $       78,224,799  $  167,641,723
                                                                                --------------  ------------------  --------------
    b.  Total Assets                                                            $   77,696,215  $       78,224,799  $  171,565,518
                                                                                --------------  ------------------  --------------
    c.  Current Liabilities                                                     $      525,459  $          986,250  $  259,140,287
                                                                                --------------  ------------------  --------------
    d.  Total Liabilities                                                       $  237,129,625  $      237,590,416  $  283,757,820
                                                                                --------------  ------------------  --------------

                                                                                                                      CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                        CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                                                --------------  ------------------  --------------
    a.  Total Receipts  (includes net cash rec'd/paid to acquirer)               $      46,325   $          47,229  $  120,654,740
                                                                                --------------  ------------------  --------------
    b.  Total Disbursements                                                      $     574,909   $          86,570  $   46,023,410
                                                                                --------------  ------------------  --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)              ($     528,584) ($          39,341) $   74,631,330
                                                                                --------------  ------------------  --------------
    d.  Cash Balance Beginning of Month                                          $  78,224,799   $      78,264,140  $    3,064,884
                                                                                --------------  ------------------  --------------
    e.  Cash Balance End of Month (c + d)                                        $  77,696,215   $      78,224,799  $   77,696,214
                                                                                --------------  ------------------  --------------

                                                                                                                      CUMULATIVE
                                                                                 CURRENT MONTH     PRIOR MONTH      (CASE TO DATE)
                                                                                --------------  ------------------  --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                              ($      67,793) ($          27,784) ($  90,819,526)
                                                                                --------------  ------------------  --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $           0   $               0
                                                                                --------------  ------------------
6.  POST-PETITION LIABILITIES                                                    $     525,459   $         986,250
                                                                                --------------  ------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $           0   $               0
                                                                                --------------  ------------------

AT THE END OF THIS REPORTING MONTH:                                                                     Yes               No
                                                                                                   -------------    --------------

8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                         X
                                                                                                   -------------    --------------

9.  Have any payments been made to professionals? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                  X (Exhibit 1)
                                                                                                   -------------    --------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                       X
                                                                                                   -------------    --------------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
    attach listing including date of payment, amount and reason for payment, and name of payee)    X (Exhibit 2)
                                                                                                   -------------    --------------

12. Is the estate insured for replacement cost of assets and for general liability?                     X
                                                                                                   -------------    --------------

13. Are a plan and disclosure statement on file?                                                                          X
                                                                                                   -------------    --------------

14. Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                   -------------    --------------

15. Check if paid: Post-petition taxes [X];       U.S. Trustee Quarterly Fees [X]; Check if filing is current for:
    Post-petition tax reporting and tax returns: ____ 2002 tax return preparation is in progress
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: ____________________________          ____________________________________
                                            Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/05

                                                                                     FROM SCHEDULES  MARKET VALUE
                                                                                     --------------  ------------
    ASSETS

       CURRENT ASSETS

 1       Cash and cash equivalents - unrestricted                                                    $ 77,696,215
                                                                                                     ------------
 2       Cash and cash equivalents - restricted                                                      $          0
                                                                                                     ------------
 3       Accounts receivable (net)                                                          A        $          0
                                                                                                     ------------
 4       Inventory                                                                          B        $          0
                                                                                                     ------------
 5       Prepaid expenses                                                                            $          0
                                                                                                     ------------

 6       Professional retainers                                                                      ------------

 7       Other: ----------------------------------------------------------------                     ------------

 8       -----------------------------------------------------------------------                     ------------

 9                  TOTAL CURRENT ASSETS                                                             $ 77,696,215
                                                                                                     ------------
       PROPERTY AND EQUIPMENT (MARKET VALUE)

10       Real property                                                                      C        $          0
                                                                                                     ------------
11       Machinery and equipment                                                            D        $          0
                                                                                                     ------------
12       Furniture and fixtures                                                             D        $          0
                                                                                                     ------------
13       Office equipment                                                                   D        $          0
                                                                                                     ------------
14       Leasehold improvements                                                             D        $          0
                                                                                                     ------------
15       Vehicles                                                                           D        $          0
                                                                                                     ------------

16       Other:  ---------------------------------------------------------------            D        ------------

17       -----------------------------------------------------------------------            D        ------------

18       -----------------------------------------------------------------------            D        ------------

19       -----------------------------------------------------------------------            D        ------------

20       -----------------------------------------------------------------------            D        ------------

21                  TOTAL PROPERTY AND EQUIPMENT                                                     $          0
                                                                                                     ------------
       OTHER ASSETS

22       Loans to shareholders                                                                       ------------

23       Loans to affiliates                                                                         ------------

24       -----------------------------------------------------------------------                     ------------

25       -----------------------------------------------------------------------                     ------------

26       -----------------------------------------------------------------------                     ------------

27       -----------------------------------------------------------------------                     ------------

28                  TOTAL OTHER ASSETS                                                               $          0
                                                                                                     ------------
29                  TOTAL ASSETS                                                                     $ 77,696,215
                                                                                                     ============

    NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

POST-PETITION

               CURRENT LIABILITIES

30                Salaries and wages                                                               ------------------

31                Payroll taxes                                                                    ------------------

32                Real and personal property taxes                                                 ------------------

33                Income taxes                                                                     ------------------

34                Sales taxes                                                                      ------------------

35                Notes payable (short term)                                                       ------------------

36                Accounts payable (trade)                                                   A      $               0
                                                                                                   ------------------
37                Real property lease arrearage                                                    ------------------

38                Personal property lease arrearage                                                ------------------
                                                                                                    $         525,459
39                Accrued professional fees                                                        ------------------

40                Current portion of long-term post-petition debt (due within 12 months)           ------------------

41                Other:  --------------------------------------------------------------           ------------------

42                ----------------------------------------------------------------------           ------------------

43                ----------------------------------------------------------------------           ------------------

44                TOTAL CURRENT LIABILITIES                                                         $         525,459
                                                                                                   ------------------

45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                   ------------------

46                TOTAL POST-PETITION LIABILITIES                                                   $         525,459
                                                                                                   ------------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                Secured claims                                                             F      $               0
                                                                                                   ------------------
48                Priority unsecured claims                                                  F      $               0
                                                                                                   ------------------
49                General unsecured claims                                                   F      $               0
                                                                                                   ------------------

50                TOTAL PRE-PETITION LIABILITIES                                                    $     236,604,166
                                                                                                   ------------------

51                TOTAL LIABILITIES                                                                 $     237,129,625
                                                                                                   ------------------

    EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                       ($     644,469,546)
                                                                                                   ------------------
53             Capital Stock                                                                        $     419,094,388
                                                                                                   ------------------
54             Additional paid-in capital                                                           $     156,761,274
                                                                                                   ------------------
55             Cumulative profit/(loss) since filing of case                                       ($      90,819,526)
                                                                                                   ------------------

56             Post-petition contributions/(distributions) or (draws)                              ------------------

57                ----------------------------------------------------------------------           ------------------

58             Market value adjustment                                                             ------------------

59                TOTAL EQUITY (DEFICIT)                                                           ($     159,433,410)
                                                                                                   ------------------

60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $      77,696,215
                                                                                                   ==================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                   ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE            PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]       [POST PETITION]        POST PETITION DEBT
                                                 -----------------------       ----------------       ------------------
      0 -30 Days                                 $                     0
                                                 -----------------------       ----------------
      31-60 Days                                 $                     0
                                                 -----------------------       ----------------
      61-90 Days                                 $                     0                              $                0
                                                 -----------------------       ----------------       ------------------
      91+ Days                                   $               595,070
                                                 -----------------------       ----------------
      Total accounts receivable/payable          $               595,070       $              0
                                                 -----------------------       ================
      Allowance for doubtful accounts            $               595,070
                                                 -----------------------
      Accounts receivable (net)                  $                     0
                                                 =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                        INVENTORY(IES)
                                          BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)       END OF MONTH                   COST OF GOODS SOLD
----------------------------------      --------------                  -------------------
                                                             INVENTORY BEGINNING OF MONTH                       $           0
                                                                                                                -------------
                                                             Add -
  Retail/Restaurants -                                         Net purchase                                     -------------
    Product for resale                  $            0         Direct labor                                     -------------
                                        --------------         Manufacturing overhead                           -------------
  Distribution -                                               Freight in                                       -------------
    Products for resale                 --------------         Other:                                           -------------
                                                                                                                $           0
                                                             -------------------------------------------------  -------------
  Manufacturer -                                             -------------------------------------------------  -------------
    Raw Materials                       --------------
    Work-in-progress                    --------------       Less -
    Finished goods                      --------------         Inventory End of Month                           $           0
                                                                                                                -------------
                                                               Shrinkage                                        -------------
  Other - Explain                       --------------         Personal Use                                     -------------

  --------------------------------
  --------------------------------                           Cost of Goods Sold                                 $           0
                                                                                                                =============
      TOTAL                             $            0
                                        ==============

  METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.
            Yes -----         No -----
  How often do you take a complete physical inventory?       Valuation methods -
                                                                 FIFO cost                                 ---
    Weekly                    ----------                         LIFO cost                                 ---
    Monthly                   ----------                         Lower of cost or market                   ---
    Quarterly                 ----------                         Retail method                             ---
    Semi-annually             ----------                         Other                                     ---
    Annually                  ----------                           Explain
Date of last physical inventory was
                                        --------------       ----------------------------------------------------------------
                                                             ----------------------------------------------------------------
Date of next physical inventory is      --------------       ----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                   COST                   MARKET VALUE
                                                                              ----                   ------------
       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------
       Total                                                           $                  0    $                       0
                                                                       ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description
Machinery & Equipment -                                                       COST                   MARKET VALUE
                                                                              ----                   ------------
       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------
       Total                                                           $                  0    $                       0
                                                                       ====================    =========================
Furniture & Fixtures -

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------
       Total                                                           $                  0    $                       0
                                                                       ====================    =========================
Office Equipment -

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------
       Total                                                           $                  0    $                       0
                                                                       ====================    =========================
Leasehold Improvements -

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------
       Total                                                           $                  0    $                       0
                                                                       ====================    =========================
Vehicles -

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------

       ------------------------------------------------------          --------------------    -------------------------
       Total                                                           $                  0    $                       0
                                                                       ====================    =========================

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 11/30/05

            CURRENT MONTH
------------------------------------                                                              CUMULATIVE     NEXT MONTH
 ACTUAL      FORECAST      VARIANCE                                                             (CASE TO DATE)    FORECAST
 ------      --------      --------                                                             --------------   -----------
                                            REVENUES:
                         $         0      1  Gross Sales                                        $    7,257,704
 --------  -----------   -----------                                                            --------------   -----------
                         $         0      2  less: Sales Returns & Allowances                   $    4,063,280
 --------  -----------   -----------                                                            --------------   -----------
           $         0   $         0      3  Net Sales                                          $    3,194,424   $         0
 --------  -----------   -----------                                                            --------------   -----------
                         $         0      4  less: Cost of Goods Sold       (Schedule 'B')      $    2,236,107
 --------  -----------   -----------                                                            --------------   -----------
           $         0   $         0      5  Gross Profit                                       $      958,317   $         0
 --------  -----------   -----------                                                            --------------   -----------
                         $         0      6  Interest                                           $            0
 --------  -----------   -----------                                                            --------------   -----------
                         $         0      7  Other Income:                                      $    3,827,735
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0      8  Gain or (Loss) on UMC sales                       ($   16,535,860)
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0      9                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
 $      0  $         0   $         0     10       TOTAL REVENUES                               ($   11,749,808)  $         0
 --------  -----------   -----------                                                            --------------   -----------

                                            EXPENSES:
 $ 11,000               ($    11,000)    11  Compensation to Owner(s)/Officer(s)                $      767,782
 --------  -----------   -----------                                                            --------------   -----------
 $ 13,522               ($    13,522)    12  Salaries                                           $    1,773,843
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     13  Commissions                                        $            0
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     14  Contract Labor                                     $      225,600
 --------  -----------   -----------                                                            --------------   -----------
                                             Rent/Lease:

                         $         0     15     Personal Property                               $        8,533
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     16     Real Property                                   $      999,738
 --------  -----------   -----------                                                            --------------   -----------
 $    242               ($       242)    17  Insurance                                          $    2,468,894
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     18  Management Fees                                    $            0
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     19  Depreciation                                       $      159,065
 --------  -----------   -----------                                                            --------------   -----------
 $    319               ($       319)        Taxes:
 --------  -----------   -----------
                                         20     Employer Payroll Taxes                          $      334,130
                                                                                                --------------   -----------
                         $         0     21     Real Property Taxes                             $       12,760
 --------  -----------   -----------                                                            --------------   -----------
 $  7,635               ($     7,635)    22     Other Taxes                                     $       34,630
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     23  Other Selling                                      $      931,305
 --------  -----------   -----------                                                            --------------   -----------
 $ 11,400               ($    11,400)    24  Other Administrative                               $      851,417
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     25  Interest                                           $      777,750
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     26  Other Expenses: amortization                       $    1,461,364
 --------  -----------   -----------                         --------------------------------   --------------   -----------
                         $         0     27                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0     28                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0     29                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0     30                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0     31                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0     32                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0     33                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
                         $         0     34                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------
 $ 44,118  $         0  ($    44,118)    35     TOTAL EXPENSES                                  $   10,806,811   $         0
 --------  -----------   -----------                                                            --------------   -----------
($ 44,118) $         0  ($    44,118)    36 SUBTOTAL                                           ($   22,556,619)  $         0
 --------  -----------   -----------                                                            --------------   -----------
                                            REORGANIZATION ITEMS:

($ 70,000)               $    70,000     37  Professional Fees                                 ($    7,250,330)
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     38  Provisions for Rejected Executory Contracts        $            0
 --------  -----------   -----------                                                            --------------   -----------
 $ 46,325                $    46,325     39  Interest Earned on Accumulated Cash from           $      911,426
 --------  -----------   -----------                                                            --------------   -----------
                                             Resulting Chp 11 Case                              $            0
                                                                                                --------------
                         $         0     40  Gain or (Loss) from Sale of Equipment              $  (61,854,504)
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     41  U.S. Trustee Quarterly Fees                        $      (69,500)
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     42                                                     $            0
 --------  -----------   -----------       --------------------------------------------------   --------------   -----------

($ 23,675) $         0  ($    23,675)    43        TOTAL REORGANIZATION ITEMS                  ($   68,262,908)  $         0
 --------  -----------   -----------                                                            --------------   -----------

($ 67,793) $         0  ($    67,793)    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($   90,819,527)  $         0
 --------  -----------   -----------                                                            --------------   -----------
                         $         0     45  Federal & State Income Taxes
 --------  -----------   -----------                                                            --------------   -----------

($ 67,793) $         0  ($    67,793)    46 NET PROFIT (LOSS)                                  ($   90,819,527)  $         0
 ========  ===========   ===========                                                            ==============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                           SCHEDULE E
                                  AGING OF POST-PETITION TAXES
                           (AS OF END OF THE CURRENT REPORTING PERIOD)

                                  0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS TOTAL
                                  ---------  ---------- ---------- -------- -----
TAXES PAYABLE
FEDERAL
  Income Tax Withholding                                                    $   0
                                  ---------  ---------- ---------- -------- -----
  FICA - Employee                                                           $   0
                                  ---------  ---------- ---------- -------- -----
  FICA - Employer                                                           $   0
                                  ---------  ---------- ---------- -------- -----
  Unemployment (FUTA)                                                       $   0
                                  ---------  ---------- ---------- -------- -----
  Income                                                                    $   0
                                  ---------  ---------- ---------- -------- -----
  Other (Attach List)                                                       $   0
                                  ---------  ---------- ---------- -------- -----
TOTAL FEDERAL TAXES               $       0  $        0 $        0 $      0 $   0
                                  ---------  ---------- ---------- -------- -----
STATE AND LOCAL
  Income Tax Withholding                                                    $   0
                                  ---------  ---------- ---------- -------- -----
  Unemployment (UT)                                                         $   0
                                  ---------  ---------- ---------- -------- -----
  Disability Insurance (DI)                                                 $   0
                                  ---------  ---------- ---------- -------- -----
  Empl. Training Tax (ETT)                                                  $   0
                                  ---------  ---------- ---------- -------- -----
  Sales                                                                     $   0
                                  ---------  ---------- ---------- -------- -----
  Excise                                                                    $   0
                                  ---------  ---------- ---------- -------- -----
  Real property                                                             $   0
                                  ---------  ---------- ---------- -------- -----
  Personal property                                                         $   0
                                  ---------  ---------- ---------- -------- -----
  Income                                                                    $   0
                                  ---------  ---------- ---------- -------- -----
  Other (Attach List)                                                       $   0
                                  ---------  ---------- ---------- -------- -----
TOTAL STATE & LOCAL TAXES         $       0  $        0 $        0 $      0 $   0
                                  ---------  ---------- ---------- -------- -----
TOTAL TAXES                       $       0  $        0 $        0 $      0 $   0
                                  =========  ========== ========== ======== =====

                                     SCHEDULE F
                              PRE-PETITION LIABILITIES

                                               CLAIMED   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -    AMOUNT   AMOUNT (b)
-------------------------------------------  ---------- ----------
Secured claims (a)
                                             ---------- ----------
Priority claims other than taxes
                                             ---------- ----------
Priority tax claims
                                             ---------- ----------
General unsecured claims
                                             ---------- ----------

------------
(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                              ACCOUNT 1  ACCOUNT 2 ACCOUNT 3    ACCOUNT 4
                                              ---------  --------- ---------    ---------
Bank
                                             ---------- ---------- ---------    ---------
Account Type
                                             ---------- ---------- ---------    ---------
Account No.
                                             ---------- ---------- ---------    ---------
Account Purpose
                                             ---------- ---------- ---------    ---------
Balance, End of Month
                                             ---------- ---------- ---------    ---------
Total Funds on Hand for all Accounts         $        0
                                             ==========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED ______________-

                                                                                  Actual            Cumulative
                                                                              Current Month       (Case to Date)
                                                                              -------------       --------------
   CASH RECEIPTS
1    Rent/Leases Collected
                                                                                ---------           ---------
2    Cash Received from Sales                                                   $       0
                                                                                ---------           ---------
3    Interest Received                                                          $       0
                                                                                ---------           ---------
4    Borrowings
                                                                                ---------           ---------
5    Funds from Shareholders, Partners, or Other Insiders
                                                                                ---------           ---------
6    Capital Contributions
                                                                                ---------           ---------
7
        --------------------------------                                        ---------           ---------
8
        --------------------------------                                        ---------           ---------
9
        --------------------------------                                        ---------           ---------
10
        --------------------------------                                        ---------           ---------
11
        --------------------------------                                        ---------           ---------
12      TOTAL CASH RECEIPTS                                                     $       0           $       0
                                                                                ---------           ---------
   CASH DISBURSEMENTS
13   Payments for Inventory                                                             0
                                                                                ---------           ---------
14   Selling                                                                    $       0
                                                                                ---------           ---------
15   Administrative                                                             $       0
                                                                                ---------           ---------
16   Capital Expenditures
                                                                                ---------           ---------
17   Principal Payments on Debt
                                                                                ---------           ---------
18   Interest Paid                                                              $       0
                                                                                ---------           ---------
     Rent/Lease:
19      Personal Property
                                                                                ---------           ---------
20      Real Property
                                                                                ---------           ---------
     Amount Paid to Owner(s)/Officer(s)
21      Salaries
                                                                                ---------           ---------
22      Draws
                                                                                ---------           ---------
23      Commissions/Royalties
                                                                                ---------           ---------
24      Expense Reimbursements
                                                                                ---------           ---------
25      Other
                                                                                ---------           ---------
26   Salaries/Commissions (less employee withholding)
                                                                                ---------           ---------
27   Management Fees
                                                                                ---------           ---------
     Taxes:
28      Employee Withholding
                                                                                ---------           ---------
29      Employer Payroll Taxes
                                                                                ---------           ---------
30      Real Property Taxes
                                                                                ---------           ---------
31      Other Taxes
                                                                                ---------           ---------
32   Other Cash Outflows:
                                                                                ---------           ---------
33
        --------------------------------                                        ---------           ---------
34
        --------------------------------                                        ---------           ---------
35
        --------------------------------                                        ---------           ---------
36
        --------------------------------                                        ---------           ---------
37
        --------------------------------                                        ---------           ---------

38      TOTAL CASH DISBURSEMENTS:                                               $       0           $       0
                                                                                ---------           ---------

39 NET INCREASE (DECREASE) IN CASH                                              $       0           $       0
                                                                                ---------           ---------

40 CASH BALANCE, BEGINNING OF PERIOD
                                                                                ---------           ---------

41 CASH BALANCE, END OF PERIOD                                                  $       0           $       0
                                                                                =========           =========

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/05

                                                                                          ACTUAL           CUMULATIVE
  CASH FLOWS FROM OPERATING ACTIVITIES                                                 CURRENT MONTH      (CASE TO DATE)
  ------------------------------------                                                 -------------      --------------
1    Cash Received from Sales                                                                             $    7,993,352
                                                                                        -----------       --------------
2    Rent/Leases Collected                                                                                $      615,220
                                                                                        -----------       --------------
3    Interest Received & Other                                                                            $      998,194
                                                                                        -----------       --------------
4    Cash Paid to Suppliers                                                                               $    1,638,489
                                                                                        -----------       --------------
5    Cash Paid for Selling Expenses                                                                       $      821,150
                                                                                        -----------       --------------
6    Cash Paid for Administrative Expenses                                              $     6,125       $      890,625
                                                                                        -----------       --------------
     Cash Paid for Rents/Leases:
                                                                                                          --------------
7       Personal Property                                                                                 $       28,009
                                                                                        -----------       --------------
8       Real Property                                                                                     $    1,677,323
                                                                                        -----------       --------------
9    Cash Paid for Interest                                                                               $            0
                                                                                        -----------       --------------
10   Cash Paid for Net Payroll and Benefits                                             $    13,764       $    2,067,600
                                                                                        -----------       --------------
     Cash Paid to Owner(s)/Officer(s)                                                                     $            0
                                                                                                          --------------
11      Salaries                                                                        $    11,000       $      764,851
                                                                                        -----------       --------------
12      Draws                                                                                             $            0
                                                                                        -----------       --------------
13      Commissions/Royalties                                                                             $            0
                                                                                        -----------       --------------
14      Expense Reimbursements                                                                            $            0
                                                                                        -----------       --------------
15      Other                                                                                             $            0
                                                                                        -----------       --------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                      $            0
                                                                                                          --------------
16      Employer Payroll Tax                                                            $       319       $      217,376
                                                                                        -----------       --------------
17      Employee Withholdings                                                                             $            0
                                                                                        -----------       --------------
18      Real Property Taxes                                                                               $            0
                                                                                        -----------       --------------
19      Other Taxes (includes withholding taxes paid on UMC shares)                     $     7,635       $    3,303,588
                                                                                        -----------       --------------
20   Cash Paid for General Expenses                                                     $     5,275       $    1,357,794
                                                                                        -----------       --------------
21      Rebates                                                                                           $      600,459
     ----------------------------------------------------                               -----------       --------------
22
     ----------------------------------------------------                               -----------       --------------
23
     ----------------------------------------------------                               -----------       --------------
24
     ----------------------------------------------------                               -----------       --------------
25
     ----------------------------------------------------                               -----------       --------------
26
     ----------------------------------------------------                               -----------       --------------

27      NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS   ($    44,117)     ($    3,760,497)
                                                                                        -----------       --------------
   CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case                           $    46,325       $      911,426
                                                                                        -----------       --------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case                 $   530,792       $    8,020,761
                                                                                        -----------       --------------
30   U.S. Trustee Quarterly Fees                                                                          $      72,000
                                                                                        -----------       --------------
31A  KERP/PTO & Severance payments                                                                        $    3,000,000
                                                                                        -----------       --------------
31B  Net cash (received)/paid related to sold/discontinued product lines                                  $            0
                                                                                        -----------       --------------

32      NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                               ($   484,467)     ($   10,181,335)
                                                                                        --------------------------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS          ($   528,584)     ($   13,941,832)
                                                                                        --------------------------------
   CASH FLOWS FROM INVESTING ACTIVITIES

34   Capital Expenditures                                                                                 $            0
                                                                                        -----------       --------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case                                              $   45,294,289
                                                                                        -----------       --------------
36   Proceeds from UMC sales                                                                              $   64,842,259
                                                                                        --------------------------------

37      NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                $         0       $  110,136,548
                                                                                        --------------------------------
   CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)                                                                     $            0
                                                                                        -----------       --------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders                                        $            0
                                                                                        -----------       --------------
40   Capital Contributions                                                                                $            0
                                                                                        -----------       --------------
41   Principal Payments                                                                                   $   21,563,386
                                                                                        -----------       --------------
42                                                                                                        $            0
     ----------------------------------------------------                               --------------------------------

43      NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                $         0      ($   21,563,386)
                                                                                        --------------------------------

44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                ($   528,584)      $   74,631,330
                                                                                        -----------       --------------

45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                      $78,224,799       $    3,064,884
                                                                                        --------------------------------

46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                            $77,696,215       $   77,696,214
                                                                                        ================================

SONICblue, Inc                                                         Exhibit 1
Professional Payments

Name                                                                 Date          Total
----                                                                 ----          -----
Pillsbury, Windthrop, Shaw, Pitman LLP                             11/2/2005     447,746.66

Levene, Bender, Neale, Rankin & Brill LLP                         11/14/2005    $ 83,044.91

                                                                  ----------    -----------
Total                                                                           $530,791.57
                                                                  ==========    ===========

SONICblue, Inc                                                         EXHIBIT 2
Payments to Officers

Name                                 11/4/2005      11/18/2005        Total
----                                 ---------      ----------        -----
Smith, Marcus                        $6,500.00      $4,500.00      $11,000.00

                                     ---------      ---------      ----------
Total                                                              $11,000.00
                                     =========      =========      ==========